UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 15, 2022
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Stem, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders on June 15, 2022 (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters:

•election of two Class I director nominees;
•ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022; and
•the approval, on a non-binding advisory basis, to hold an advisory vote on executive compensation every one year.

As of the record date, April 18, 2022, there were 154,016,596 shares of common stock outstanding and entitled to vote at the meeting. At the Annual Meeting, a total of 100,610,052 shares of the Company’s common stock entitled to vote were present or represented by proxy. A quorum being present, the voting results for the matters above are as follows:

Proposal 1 – Election of Directors. Each of the nominees was elected for a three-year term as follows:

Name	For	Withheld	Broker Non-Votes
Laura D’Andrea Tyson	41,901,029	24,043,206	34,665,817
Jane Woodward	43,115,823	22,828,411	34,665,817

Proposal 2 – Ratification of the Appointment of Deloitte. The appointment of Deloitte & Touche LLP was ratified as follows:

For	Against	Abstain	Broker Non-Votes
100,288,667	165,853	155,532	0

Proposal 3 – Frequency of Advisory Vote on Executive Compensation. A frequency of every one year was approved as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
65,367,617	121,218	251,183	204,216	34,665,817

In accordance with the stockholder voting results and the recommendation of the Company’s Board of Directors, future stockholder advisory votes on executive compensation will occur every year. Accordingly, the first stockholder advisory vote on executive compensation will be held at the Company’s 2023 annual meeting of stockholders. The next required stockholder advisory vote regarding the frequency of holding an advisory vote on executive compensation will be in six years, at the Company’s 2028 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: June 15, 2022	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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